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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 17, 2006

                            THE GYMBOREE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-21250                942615258
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)               File No.)           Identification No.)

         500 Howard Street, San Francisco, CA                    94105
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       (Address of principal executive offices)               (Zip Code)

       (Registrant's telephone number, including area code) (415) 278-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 17, 2006, The Gymboree Corporation issued an earning release announcing its financial results for the first fiscal quarter ended April 29, 2006. A copy of the press release is attached hereto as Exhibit 99.1. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

         The information furnished in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

            EXHIBIT NO.     DESCRIPTION
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            99.1            Earnings release of The Gymboree Corporation
                            issued May 17, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GYMBOREE CORPORATION


Dated:  May 17, 2006                         By:    /s/ BLAIR W. LAMBERT
                                                    ----------------------------
                                             Name:  Blair W. Lambert
                                             Title: Chief Operating Officer and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            Earnings release of The Gymboree Corporation issued
                May 17, 2006.